_______________________________

                       SECURITIES AND EXCHANGE COMMISSION
                         _______________________________

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934
                                 _______________


Date  of  Report  (Date  of  earliest  event  reported):   April 10, 2002


                         Tangible Asset Galleries, Inc.
                        _______________________________
             (Exact name of registrant as specified in its charter)


                                     Nevada
                         _______________________________
                 (State or other jurisdiction of incorporation)


             0-21271                                      88-0396772_
     (Commission File Number)                  (IRS Employer Identification No.)



                                  3444 Via Lido
                        Newport  Beach, California  92663
                    (Address of principal executive offices) (Zip  Code)

Registrant's telephone number, including area code: (949) 566-0021


                                      N/A
          (Former name or former address, if changed since last report)

ITEM  1.     CHANGES  IN  CONTROL  OF  REGISTRANT

On April 10, 2002, the Company closed on a Stock Purchase Agreement ("Agreement") with Stanford Venture Capital Holdings, Inc. ("Stanford") for the sale of 3,000,000 shares of a newly created Series B $1.00 convertible preferred stock ("Series B Convertible Preferred") and three warrants, each to purchase 10,000,000 shares of common stock of the Company (the "Warrants") which resulted in a change of control in the registrant. Each share of the Series B Convertible Preferred is convertible into shares of common stock of the Company at the option of the holder at the conversion price of $0.10 per common share, subject to certain anti-dilution adjustments, and each share of the Series B Convertible Preferred is entitled to ten (10) votes on all matters requiring a vote of the stockholders. The Warrants are immediately exercisable for five years at the option of the holder with exercise prices of $0.10, $0.15 and $0.25 per share, respectively.

The issuance of the Series B Convertible Preferred and the Warrants were based on four separate closings, the first of which was April 10, 2002, the second on April 12, 2002, the third will be on May 1, 2002, and the fourth on May 17, 2002. At the first closing, Stanford assigned a portion of the Warrants received at the first closing, and rights to receive Warrants at subsequent closings, to purchase 15,000,000 shares of common stock of the Company to four employees of Stanford. According to the assignment, each employee of Stanford received or would receive Warrants to purchase 3,750,000 shares of common stock of the Company.

Both the Series B Convertible Preferred and the Warrants are immediately exercisable when issued, and all of the issuances would be consummated within 60 days of the first closing date. Therefore, under the rules of the Securities and Exchange Commission, Stanford is currently the beneficial owner of 59.28% of the Registrant's outstanding voting stock.

Additionally, the Agreement required that the Registrant fill vacancies on its Board of Directors with two (2) persons to be determined by Stanford and with an additional person to be mutually determined by Stanford and the Registrant. On April 10, 2002, Robert Escobio and Arthur Marcus, members of the Registrant's Board of Directors, resigned. Currently, the Registrant's board consists of Silvano DiGenova and Michael R. Haynes.

The following table sets forth, as of April 11, 2002, certain information with respect to the Company's equity securities owned of record or beneficially by
(i) each Officer and Director of the Company; (ii) each person who owns beneficially more than 5% of each class of the Company's outstanding equity securities; and (iii) all Directors and Executive Officers as a group.



                                                 COMMON STOCK OWNERSHIP
                                       OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT


                  Amount and
                  Nature of
                  Beneficial                                           Percent of
Title of Class    Name and Address of Beneficial Owner(1)              Ownership(2)  Class(2)
----------------  ---------------------------------------------------  ------------  --------
Common Stock      Silvano DiGenova(3)                                    31,617,041    55.14%
----------------  ---------------------------------------------------  ------------  --------
Common Stock      Michael R. Haynes(4)                                      150,000       <1%
----------------  ---------------------------------------------------  ------------  --------
                  Stanford Venture Capital Holdings, Inc.(5)
                  6075 Poplar Avenue
Common Stock      Memphis, TN 38119                                      60,000,000    59.28%
----------------  ---------------------------------------------------  ------------  --------
                  Steven Bayern(6)
                  Five Cedarwood Court
Common Stock      Laurel Hollow, NY 11791                                 3,288,438     7.94%
----------------  ---------------------------------------------------  ------------  --------
                  Patrick Kolenick(7)
                  35 Elizabeth Drive
Common Stock      Laurel Hollow, NY 11743                                 3,288,438     7.94%
----------------  ---------------------------------------------------  ------------  --------
                  Andrew M. Denis(8)
                  11 Fairwind Court
Common Stock      Northport, NY 11768                                     2,325,593     5.62%
----------------  ---------------------------------------------------  ------------  --------
                  Tonni Giovanetti(9)
                  11 Fairwind Court
Common Stock      Northport, NY 11768                                     2,340,312     5.66%
----------------  ---------------------------------------------------  ------------  --------
Common Stock      All Directors and Officers as a group (two persons)    31,767,041    55.25%
----------------  ---------------------------------------------------  ------------  --------


1) Except as set forth above, the address of each individual is 3444 Via Lido, Newport Beach, California 92663.

2) Based upon information furnished to the Company by the directors and executive officers or obtained from the Company's stock transfer books. The Company is informed that these persons hold the sole voting and dispositive power with respect to the common stock except as noted herein. For purposes of computing "beneficial ownership" and the percentage of outstanding common stock held by each person or group of persons named above as of April 11, 2002, any security which such person or group of persons has the right to acquire within 60 days after such date is deemed to be outstanding for the purpose of computing beneficial ownership and the percentage ownership of such person or persons, but is not deemed to be outstanding for the purpose of computing the percentage ownership of any other person.

3) Includes 4,949,223 shares of Common Stock issuable upon the exercise of options and warrants, 4,000,000 shares of Common Stock issuable upon the conversion of Series B Preferred Stock and 3,181,818 shares of Common Stock issuable upon the conversion of Series C Preferred Stock, all of which are currently exercisable, convertible or exercisable or convertible within the next 60 days.

4) Consists of 150,000 shares of Common Stock issuable upon the exercise of options that are currently exercisable or exercisable at any time within the next 60 days. at any time until September 8, 2008. Does not include 200,000 shares of Common Stock with respect to options exercisable at dates in excess of 60 days from the date hereof.

5) Includes 15,000,000 shares of Common Stock issuable upon the exercise of warrants and 30,000,000 shares of Common Stock issuable upon conversion of Series B Preferred Stock both of which are currently exercisable or convertible or exercisable or convertible within the next 60 days. Includes warrants to purchase 15,000,000 shares of Common Stock assigned to four of Stanford's employees, Daniel Bogar, William Fusselmann, Osvaldo Pi and Ronald Stein, in equal amounts such that each employee has a warrant to purchase 3,750,000 shares of Common Stock.

6) Includes: (a) 2,909,435 shares of Common Stock owned by Cyndel & Co., Inc. (Cyndel), a corporation in which Mr. Bayern is a stockholder and officer; (b) 36,693 shares of Common Stock owned by Win Capital Corp. ("Win"), a corporation in which Mr. Bayern is a principal; (c) 8,462 shares of Common Stock issuable upon the exercise of warrants owned by Mr. Bayern, which are currently exercisable or exercisable within the next 60 days; (d) 218,340 shares of Common Stock issuable upon the exercise of warrants owned by Cyndel, which are currently exercisable or exercisable within the next 60 days; and (e) 2,754 shares of Common Stock issuable upon the exercise of warrants owned by Win, which are currently exercisable or exercisable within the next 60 days.

7) Includes: (a) 2,909,435 shares of Common Stock owned by Cyndel, a corporation in which Mr. Kolenick is a stockholder and officer; (b) 36,693 shares of Common Stock owned by Win, a corporation in which Mr. Kolenick is a principal; (c) 8,462 shares of Common Stock issuable upon the exercise of warrants owned by Mr. Kolenick, which are currently exercisable or exercisable within the next 60 days; (d) 218,340 shares of Common Stock issuable upon the exercise of warrants owned by Cyndel, which are currently exercisable or exercisable within the next 60 days; and (e) 2,754 shares of Common Stock issuable upon the exercise of warrants owned by Win, which are currently exercisable or exercisable within the next 60 days.

8) Includes 162,343 shares of Common Stock issuable upon the exercise of warrants currently exercisable or exercisable within the next 60 days.

9) Includes 163,370 shares of Common Stock issuable upon the exercise of warrants currently exercisable or exercisable within the next 60 days.



                                             SERIES B PREFERRED STOCK OWNERSHIP
                                         OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT



                  Name and Address of Beneficial   Amount and Nature of
Title of Class    Owner(1)                         Beneficial Ownership(2)  Percent of Class(2)
----------------  -------------------------------  -----------------------  -------------------
Series B
Preferred Stock   Silvano DiGenova(3)                              400,000               11.76%
----------------  -------------------------------  -----------------------  -------------------
Series B
Preferred Stock   Michael R. Haynes                                    -0-                0.00%
----------------  -------------------------------  -----------------------  -------------------
                  Stanford Venture Capital
                  Holdings, Inc.(4)
Series B          6075 Poplar Avenue
Preferred Stock   Memphis, TN 38119                              3,000,000               88.24%
----------------  -------------------------------  -----------------------  -------------------
Series B          All Directors and Officers
Preferred Stock   as a group (two persons)                         400,000               11.76%
----------------  -------------------------------  -----------------------  -------------------



1) Except as set forth above, the address of each individual is 3444 Via Lido, Newport Beach, California 92663.

2) Based upon information furnished to the Company by the directors and executive officers or obtained from the Company's stock transfer books. The Company is informed that these persons hold the sole voting and dispositive power with respect to the Series B Preferred Stock except as noted herein. For purposes of computing "beneficial ownership" and the percentage of outstanding common stock held by each person or group of persons named above as of April 11, 2002, any security which such person or group of persons has the right to acquire within 60 days after such date is deemed to be outstanding for the purpose of computing beneficial ownership and the percentage ownership of such person or persons, but is not deemed to be outstanding for the purpose of computing the percentage ownership of any other person. The Series B Preferred Stock has a stated value of $1.00, carries no divided and each share of Series B Preferred Stock is convertible any time at the option of the holder into ten shares of Common Stock. The Series B Preferred Stock votes with the Common Stock on any action submitted to the holders of Common Stock, with each share of Series B Preferred voting the equivalent of ten shares of Common Stock.

3) Convertible into 4,000,000 shares of Common Stock at any time at the option of the holder.

4) Convertible into 30,000,000 shares of Common Stock at any time at the option of the holder.



                                  SERIES C PREFERRED STOCK OWNERSHIP
                              OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT


                  Name and Address of Beneficial          Amount and Nature of
Title of Class    Owner(1)                                Beneficial Ownership(2)  Percent of Class(2)
----------------  --------------------------------------  -----------------------  -------------------
Series C
 Preferred Stock  Silvano DiGenova(3)                                       7,000              100.00%
----------------  --------------------------------------  -----------------------  -------------------
Series C
 Preferred Stock  Michael R. Haynes                                           -0-                0.00%
----------------  --------------------------------------  -----------------------  -------------------
Series C          All Directors and Officers as a group
 Preferred Stock                           (two persons)                    7,000              100.00%
----------------  --------------------------------------  -----------------------  -------------------




1) Except as set forth above, the address of each individual is 3444 Via Lido, Newport Beach, California 92663.

2) Based upon information furnished to the Company by the directors and executive officers or obtained from the Company's stock transfer books. The Company is informed that these persons hold the sole voting and dispositive power with respect to the Series C Preferred Stock except as noted herein. For purposes of computing "beneficial ownership" and the percentage of outstanding common stock held by each person or group of persons named above as of April 11, 2002, any security which such person or group of persons has the right to acquire within 60 days after such date is deemed to be outstanding for the purpose of computing beneficial ownership and the percentage ownership of such person or persons, but is not deemed to be outstanding for the purpose of computing the percentage ownership of any other person. The Series C Preferred Stock has a stated value of $100, carries a 9% divided payable quarterly and each share of Series C Preferred Stock is convertible any time at the option of the holder into 454 shares of Common Stock. The Series C Preferred Stock votes with the Common Stock on any action submitted to the holders of Common Stock, with each share of Series C Preferred voting the equivalent of 454 shares of Common Stock. If not sooner converted to Common Stock, the Series C Preferred Stock requires redemption by the Company at the stated value per share of Series C Preferred Stock on December 31, 2004.

3) Convertible into 3,181,818 shares of Common Stock at any time at the option of the holder and subject to mandatory redemption, if not sooner converted into Common Stock, in the amount of $700,000 on December 31, 2004.

ITEM  7.     FINANCIAL  STATEMENTS  AND  EXHIBITS.

     (c)     Exhibits

3.1     Certificate  of  Designation  of  Series  B  Convertible Preferred Stock

3.2     Certificate  of  Designation  of  Series  C  Convertible Preferred Stock

10.1 Stock Purchase Agreement by and between the Registrant and Stanford Venture Capital Holdings, Inc.

10.2     Stock  Purchase  Agreement  by  and  between the Registrant and Silvano
DiGenova.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:     April 24,  2002         TANGIBLE  ASSET  GALLERIES,  INC.


                                   By:/s/ Michael R. Haynes
                                   Michael R. Haynes
                                   President